                                  EXHIBIT 32.1

Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 (18 U.S.C.ss.1350, as adopted).

I, Elizabeth McLaughlin, Chief Executive Officer and President of Hot Topic, Inc., certify that:

1. I have reviewed this quarterly report on Form 10-Q of Hot Topic, Inc.;

2. Based on my knowledge, this quarterly report fully complies with the requirements of Section 13(a) or Section 15(d) of the Securities Exchange Act of 1934, as amended; and

3. Based on my knowledge, the financial statements, and other information included in this quarterly report, fairly present in all material respects the financial condition and results of operations of the registrant as of, and for, the periods presented in this quarterly report.

Date: August 29, 2003

                                          /s/ Elizabeth McLaughlin
                                          -------------------------------------

                                          Elizabeth McLaughlin
                                          Chief Executive Officer and President
                                          (Principal Executive Officer)

A signed original of this written statement required by Section 906 has been provided to Hot Topic, Inc. and will be retained by Hot Topic, Inc. and furnished to the Securities and Exchange Commission or its staff upon request.

This certification "accompanies" the Form 10-Q, is not deemed filed with the SEC and is not to be incorporated by reference into any filing of the Company under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended (whether made before or after the date of the Form 10-Q), irrespective of any general incorporation language contained in such filing.



I, James McGinty, Chief Financial Officer of Hot Topic, Inc., certify that:

1. I have reviewed this quarterly report on Form 10-Q of Hot Topic, Inc.;

2. Based on my knowledge, this quarterly report fully complies with the requirements of Section 13(a) or Section 15(d) of the Securities Exchange Act of 1934, as amended; and

3. Based on my knowledge, the financial statements, and other information included in this quarterly report, fairly present in all material respects the financial condition and results of operations of the registrant as of, and for, the periods presented in this quarterly report.

Date: August 29, 2003

                                          /s/ James McGinty
                                          -------------------------------------

                                          James McGinty
                                          Chief Financial Officer and Secretary
                                          (Principal Financial Officer)

A signed original of this written statement required by Section 906 has been provided to Hot Topic, Inc. and will be retained by Hot Topic, Inc. and furnished to the Securities and Exchange Commission or its staff upon request.

This certification "accompanies" the Form 10-Q, is not deemed filed with the SEC and is not to be incorporated by reference into any filing of the Company under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended (whether made before or after the date of the Form 10-Q), irrespective of any general incorporation language contained in such filing.